UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2021

HI-GREAT GROUP HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56200	46-2218131
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 South Virgil Avenue, #470, Los Angeles, CA	90005
(Address of principal executive offices)	(Zip Code)

(213) 219-7746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 19, 2021, High-Great Group Holding Company (the “Registrant”) dismissed MICHAEL GILLESPIE & ASSOCIATES, PLLC as the Registrant’s independent registered public accounting firm. During the engagement period (March 4, 2021 to November 19, 2021) there was a disagreement about a sales and inventory transaction that was identified by the auditor as a potential fraud risk. Upon discussing this issue with the Registrant’s accountant who conveyed this to the chief executive officer, the auditor was notified of being dismissed.

This disagreement between the Registrant and MICHAEL GILLESPIE & ASSOCIATES, PLLC is a significant matter related to accounting principles or practices, financial statement disclosures and auditing scope limitations to procedures which, were not resolved to the satisfaction of MICHAEL GILLESPIE & ASSOCIATES, PLLC. This matter is identified as a matter to be referenced in a report on the Registrant’s financial statements; and (ii) as a reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has asked MICHAEL GILLESPIE & ASSOCIATES, PLLC to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Registrant. A copy of the letter, dated December 6, 2021, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

On November 19, 2021, the Company engaged M.S. Madhava Rao as its independent accountant to provide auditing services for going forward for the Company. Prior to such engagement, the Company had no consultations with M.S. Madhava Rao. The decision to hire M.S. Madhava Rao was approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated December 6, 2021 from Michael Gillespie & Associates, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2021

Hi-Great Group Holding Company

/s/ Jun Ho Yang
By:	Jun Ho Yang
Title:	CEO

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